                                                                    EXHIBIT 10.3

                            STOCKHOLDERS AGREEMENT


     This STOCKHOLDERS AGREEMENT (this "Agreement") is entered into and effective as of January 24, 1997, by and among Loomis, Fargo & Co., a Delaware corporation (the "Company"), Wells Fargo Armored Service Corporation, a Delaware corporation ("Wells Fargo"), Loomis Stockholders Trust, a Delaware business trust (the "Loomis Stockholders Trust"), Wingate Partners, L.P., a Delaware limited partnership ("Wingate"), and any other Person who may become a party hereto in the future by means of an Instrument of Accession substantially in the form of Exhibit A attached hereto.
        ---------

     SECTION 1.  Definitions.
                 -----------

     (a) In addition to the terms defined elsewhere in this Agreement, for purposes of this Agreement, except as otherwise set forth herein, the following terms shall have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with that Person; provided, however, that for purposes hereof the term
                  --------  -------
"Affiliate" shall not include any limited partner of Wingate Partners, L.P., a Delaware limited partnership, or United Stationers Inc., a Delaware corporation ("United Stationers"), or any of their respective Subsidiaries.

     "Change of Control" means, with respect to any Person, the occurrence of any of the following events:

          (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of any Person and its Subsidiaries to any other Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), other than to Merrill Lynch & Co., Inc. or any of its Affiliates;

          (ii) a majority of the board of directors of such Person shall consist of Persons who are not Continuing Directors of such Person; or

          (iii) the acquisition by any Person or Group, other than Merrill Lynch & Co., Inc. or any of its Affiliates, of the power, directly or indirectly,
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     to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of such Person.

     "Common Stock" means the common stock, par value $0.01 per share, of the Company, and any other class or series of capital stock issued by the Company which has the unlimited right to participate in dividends and distributions upon liquidation of the Company, and any voting security into which the then outstanding Common Stock as a whole is hereafter converted or exchanged, whether by way of reclassification, recapitalization, exchange for consideration or otherwise.

     "Common Stock Equivalents" means, without duplication, any rights, warrants or options issued by the Company to purchase, or securities issued by the Company convertible or exchangeable for, Common Stock or any security of the Company exercisable for, or convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

     "Continuing Director" means, as of the date of determination, any Person who (i) was a member of the board of directors of such Person on the date of this Agreement, or (ii) was nominated for election or elected to the board of directors of such Person with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Fully-Diluted Common Stock" means, at any time, the then outstanding Common Stock plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then outstanding Common Stock Equivalents.

     "Holders" means Wells Fargo, the Loomis Stockholders Trust and each other Person that hereafter becomes a party to this Agreement other than the Company.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, or other entity.

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

     "Registrable Shares" means at any time the Common Stock owned by the Holders, whether owned on the date hereof or acquired hereafter; provided,
                                                                 --------
however, that Registrable Shares shall not include any shares (i) the sale of
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which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration, or (ii) which have been sold to the public pursuant to Rule 144 (or a successor rule or regulation) or which have been sold under Rule 144A (or a successor rule or regulation), in each case as promulgated under the Securities Act.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Subsidiary" means, with respect to any Person, any other Person at least a majority of whose outstanding shares of stock or other equity interests having ordinary voting power for the election of directors or comparable managers of such other Person are owned, directly or indirectly, by that Person.

     "Units" means the units of beneficial ownership of the Loomis Stockholders Trust or any other security or interest representing the right to participate in distributions upon liquidation of the Loomis Stockholders Trust.

     (b) Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Contribution Agreement, dated as of November 28, 1996, among Borg-Warner Security Corporation, a Delaware corporation ("Borg-Warner"), Wells Fargo, the Company, Loomis Holding Corporation, a Delaware corporation, Loomis Armored Inc., a Texas corporation, and the Loomis Stockholders Trust.

     SECTION 2.  Board of Directors; Officers.
                 ----------------------------

     (a)  Composition.  The Holders and the Company shall take all action within
          -----------
their respective power, including, but not limited to, the voting of capital stock of the Company and each Subsidiary of the Company, required to cause the Board of Directors of the Company and each of its Subsidiaries to at all times consist of seven individuals, of whom three individuals shall be designated by Wells Fargo, three individuals shall be designated by the Loomis Stockholders Trust (or Wingate, if the Loomis Stockholders Trust has earlier terminated or otherwise dissolved pursuant to a judgment or order of any court or governmental authority having jurisdiction over it and shares of Common Stock have been distributed to the holders of Units thereof), and one of whom shall be the chief executive officer of the Company; provided, however, that the right to designate directors pursuant to this
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Section 2(a) shall be adjusted as to Wells Fargo, on the one hand, or the Loomis
Stockholders Trust or Wingate (as the case may be), on the other hand (each, a "Designating Party"), as the case may be, as follows: (i) if a Designating Party shall own beneficially (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act or any successor rule or regulation) less than 35% but at least 15% of the Fully-Diluted Common Stock, such Designating Party shall be entitled to designate only two directors pursuant to this Section 2(a), (ii) if a Designating Party shall own beneficially less than 15% but at least 10% of the Fully-Diluted Common Stock, such Designating Party shall be entitled to designate only one director pursuant to this Section 2(a) and (iii) if a Designating Party shall cease to own beneficially at least 10% of the Fully-Diluted Common Stock, the right of such Designating Party to designate directors pursuant to this Section 2(a) shall terminate.

     (b) Board of Directors.  The initial Board of Directors shall be
         ------------------
constituted as follows:

          (i) The initial Wells Fargo designated directors shall be J. Joe Adorjan, John D. O'Brien, and Timothy M. Wood.

          (ii) The initial Loomis Stockholders Trust designated directors shall be Frederick B. Hegi, Jr., James T. Callier, Jr. and Thomas W. Sturgess.

          (iii) The initial director who shall serve as the chief executive officer of the Company shall be James B. Mattly.

     (c)  Inability of Directors to Serve.  In the event that any director (a
          -------------------------------
"Withdrawing Director") designated in the manner set forth in Section 2(a) is unable to serve, or once having commenced to serve, is removed or withdraws from the Board of Directors of the Company, such Withdrawing Director's replacement on the Board of Directors (and, if applicable, any executive or similar committee thereof) shall be designated by the Designating Party that originally designated such Withdrawing Director in accordance with Section 2(a).

     (d)  Failure to Designate a Director.  In the event Wells Fargo or the
          -------------------------------
Loomis Stockholders Trust chooses not to designate any director pursuant to
Section 2(a), such directorship shall remain vacant unless such vacancy results in

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there not being a quorum for the transacting of business, in which case such vacancy shall be filled by an individual elected by a majority of the directors then serving. Such individual shall serve as a director of the Company until the applicable Designating Party designates a director to fill such vacancy in accordance with Section 2(a).

     (e)  Voting of Capital Stock.  (i) Each of the Holders agrees that, to the
          -----------------------
extent he or it holds any voting stock of the Company (or any stock that is entitled to vote upon any particular matter, whether or not such stock is generally entitled to voting rights), he or it will at all times vote such stock in such a manner as to ensure that the terms and intention of this Agreement are carried out and observed and to ensure that the certificate of incorporation and bylaws of the Company do not, at any time hereafter, conflict in any respect with the provisions of this Agreement. In addition, each of the Holders agrees that it or he will not vote any voting capital stock of the Company to cause the removal from the Board of Directors of the Company or any of its Subsidiaries of any directors designated by a Designating Party pursuant to Section 2(a) except with the written consent (or upon the written direction) of such Designating Party.

          (ii) If a Person who has designated a director pursuant to Section 2(a) hereof requests that such director be removed by written notice thereof to the Company, then each of the Holders shall vote all its or his voting capital stock in favor of such removal upon such request.

     (f)  Exercise of Rights.  Except as expressly provided herein, nothing in
          ------------------
this Agreement shall limit the ability of any Holder to exercise his or its rights under this Agreement or as a stockholder of the Company in accordance with his or its own best judgment and applicable law. Nothing in this Agreement, express or implied, shall relieve any officer or director, as such, of the Company or any of its Subsidiaries of any fiduciary duties he may have to the stockholders of the Company or such Subsidiaries.

     (g) Officers.  The parties hereto agree that initial executive officers of
         --------
the Company shall be:

     James B. Mattly                President and Chief Executive Officer

     Edward H. Hamlett              Executive Vice President -- Sales and
                                    Marketing

     James K. Jennings, Jr.         Executive Vice President, Chief Financial
                                    Officer and Secretary

Officers of the Company shall serve at the pleasure of the Board of Directors of the Company until their respective successors are elected and qualified.

     SECTION 3.   Transactions Requiring Supermajority Vote of the Board of
                  ---------------------------------------------------------
Directors.  Without (A) the affirmative vote of at least five members of the
---------
Board of Directors, or (B) to the extent permitted by Delaware law, the unanimous vote or consent of the Executive Committee of the Board of Directors, such committee to be comprised of the Chief Executive Officer of the Company, one director designated by Wells Fargo and one director designated by the Loomis Stockholders Trust, the Company shall not, and shall not permit any of its Subsidiaries to:

          (i)   amend its charter, bylaws or other organizational documents;

          (ii) merge or consolidate with any other Person other than a wholly-owned Subsidiary of the Company;

          (iii) sell, convey, transfer or otherwise dispose of all or substantially all of its assets;

          (iv) undertake or consummate or participate with any other Person in undertaking or consummating a public offering of Common Stock for cash;

          (v) acquire or dispose of any assets or businesses in a single transaction or a series of related transactions having an aggregate value in excess of $5,000,000;

          (vi) incur, guarantee, refinance or amend the material terms of any agreement relating, to any indebtedness exceeding $5,000,000;

          (vii) repurchase or optionally redeem any Common Stock, Common Stock Equivalents or other securities of the Company; provided, however, that the Company shall not be prohibited from repurchasing or redeeming Common Stock, Common Stock Equivalents or other equity securities from former employees of the Company upon the termination of employment of any such employee or from purchasing fractional shares following a stock split, reverse stock split or similar recapitalization;

          (viii) submit to its stockholders any resolution proposing the commencement of bankruptcy or similar proceedings or the dissolution or liquidation of the Company;

          (ix) issue any security of the Company other than (A) upon the exercise of Common Stock Equivalents in accordance with the terms of such Common Stock Equivalents and the plan or agreement, if any, under which such Common Stock Equivalents were issued, or (B) the issuance of such security in connection with employee or other stock option plans previously approved in accordance with Section 3(xviii) herein;

          (x) remove the Chief Executive Officer of the Company or appoint a successor to the office of Chief Executive Officer of the Company, other than the initial appointment of James B. Mattly to such office;

          (xi) materially alter the long-term business strategy or scope of business of the Company or any Subsidiary;

          (xii) authorize, issue or declare any dividends or distributions with respect to the capital stock of the Company;

          (xiii) enter into, amend or terminate any agreement providing for or reasonably expected to result in payment by or to the Company or any Subsidiary in excess of $5,000,000;

          (xiv) enter into any transaction with any executive officer, director, or stockholder of the Company or any Affiliate (including for purposes of this clause (xiv), United Stationers and its Subsidiaries) of any executive officer, director or stockholder of the Company involving the payment of cash or other consideration, or the assumption of liabilities, other than payments involving compensation for services rendered to the Company pursuant to employment agreements or other arrangements approved by the Board of Directors in accordance with this Section 3 or, in the case of United Stationers and its Subsidiaries, in the ordinary course of business on commercially reasonable terms;

          (xv) hire or terminate any executive officer of the Company or enter into, amend or terminate the employment or compensation agreement of any such person;

          (xvi)   change, appoint or remove the Company's independent auditors;

          (xvii) materially alter the accounting or tax reporting methods or principles of the Company except as required by law or changes in applicable accounting methods or principles under generally accepted accounting principles;

          (xviii) approve or amend (A) any equity compensation, incentive or other benefit plan or arrangement or (B) any compensation, incentive or other benefit plan or arrangement not applicable to the employees of the Company generally;

          (xix) make any capital expenditure in excess of $1,000,000, which is not specifically contemplated by the annual business plan of the Company or any Subsidiary; or

          (xx) approve the annual business plan, budget or long-term strategic plan of the Company or any Subsidiary.

     SECTION 4.  Preemptive Rights.
                 -----------------

     (a)  Right to Participate in Future Sales.  In case the Company proposes
          ------------------------------------
after the date hereof to issue or sell any Common Stock or Common Stock Equivalents (the "Offered Securities"), the Company shall, no later than 20 days prior to the consummation of such transaction (a "Preemptive Rights Transaction"), give notice in writing (the "Offer Notice") to each record Holder of such Preemptive Rights Transaction. The Offer Notice shall describe the proposed Preemptive Rights Transaction, identify the proposed purchaser, and contain an offer (the "Preemptive Rights Offer") to sell to each record Holder, at the same price and for the same consideration to be paid by the proposed purchaser, all or any part of such Holder's pro rata portion of the Offered Securities (which shall be such Holder's percentage of record ownership of the Fully-Diluted Common Stock); provided, however, that the Company shall not be
                             --------  -------
required to make such a Preemptive Rights Offer to any Holder who is not an "Accredited Investor" as such term is defined in Rule 501 promulgated under the Securities Act unless the Offered Securities are already being offered to proposed purchasers who are not Accredited Investors. If any Holder fails to accept (a "Non-Responding Holder") in writing the Preemptive Rights Offer by the fifteenth day after its receipt of the Offer Notice, the Company may proceed with the proposed Preemptive Rights Transaction, free of any right on the part of any Non-Responding Holders under this Section 4(a) in respect thereof.

     (b)  Exceptions to Preemptive Rights.  Section 4(a) shall not apply to (i)
          -------------------------------
issuances or sales of Common Stock or Common Stock Equivalents upon exercise or conversion of any Common Stock Equivalent which, when issued, was subject to or exempt from the preemptive rights provided under this Section 4, (ii) securities distributed or set aside ratably to all holders of Common Stock on a per share equivalent basis, (iii) issuances or sales of Common Stock or Common Stock Equivalents pursuant to a merger of the Company or a Subsidiary of the Company into or with another entity or pursuant to an acquisition by the Company or a Subsidiary of the Company of the capital stock or assets of another business,
(iv) issuances of options or equity rights pursuant to a stock option or equity plan for the benefit of employees of the Company and its Subsidiaries that has been approved by a majority of the whole Board of Directors, or (v) issuances of Common Stock or Common Stock Equivalents to lenders if such issuance has been approved pursuant to Section 3 hereof.

     SECTION 5.   Right of First Refusal; Co-Sale Rights.
                  --------------------------------------

     (a)  Right of First Refusal. Except in the case of a transfer by the Loomis
          ----------------------
Stockholders Trust to the Company of any shares of Common Stock pursuant to the terms of the Stock Contribution Agreement dated as of January 24, 1997 between the Company and the Loomis Stockholders Trust (the "Stock Contribution Agreement"), if, at any time after the date three years following the date hereof, a Holder (a "Transferor") has received a bona fide offer to purchase any or all of the shares of Common Stock and/or Common Stock Equivalents beneficially owned by the Holder and such Holder desires to accept such offer to purchase, or if a Holder otherwise proposes to transfer for value any shares of Common Stock and/or Common Stock Equivalents (for purposes of this Section 5, "shares") to any Person, the Transferor shall, not less than 30 days prior to the anticipated closing of such sale or transfer, give written notice (the "Transferor's Notice") to the Company and the other record Holders of such proposed sale or transfer. The Transferor's Notice shall (i) specify the proposed transferee thereof, the number of shares to be transferred, the amount and type of consideration to be received therefor, and the other material terms on which the Transferor proposes to transfer the Common Stock or Common Stock Equivalents, (ii) contain an undertaking by the proposed transferee to honor any Participation Offer (as defined in paragraph (b) below), which is made in accordance with the terms hereof, and (iii) contain the following offer:

          The Transferor shall offer to sell (the "First Option") all such shares to the Company at the same price per share and for consideration consisting of (x) cash equal to the amount of cash proposed to be paid by the proposed transferee and (y) cash or non-cash consideration, if any, having an equivalent value with the non-cash consideration proposed to be paid by the proposed transferee. The determination of equivalent value required by the preceding sentence, as well as the decision whether or not the Company will accept the First Option, in any particular instance shall be made by a committee of the Board of Directors, excluding therefrom any directors designated by the Transferor or proposed transferee (or any Affiliate thereof) utilizing any method and/or advisory assistance it deems appropriate, and the Company shall give the Transferor and the other record Holders written notice of such determination within 15 days after receipt of the Transferor's Notice. Notwithstanding the foregoing, in the event the Transferor disputes the determination of equivalent value made pursuant to the immediately preceding sentence, the Company shall engage a nationally recognized investment banking firm to recompute the equivalent value of the non-cash consideration offered by the Company pursuant to the First Option, it being understood that the fees and expenses of such investment banking firm shall be paid one-half by the Company and one-half by the Transferor, unless the investment banking firm shall determine that the equivalent value of the non-cash consideration proposed to be paid by the transferee is greater by 15% or more than the value ascribed thereto by the Board of Directors, in which case 100% of the fees and expenses of such investment banking firm shall be paid by the Company and the investment banking firm's method of calculation of equivalent value shall be used in determining the amount of non-cash consideration permitted to be paid by the Company pursuant to the First Option or by the Option Holders pursuant to the Second Option (in each case, as defined below). If the Company (A) fails to notify the Transferor in writing within 15 days after receipt of the Transferor's Notice that it elects to accept the First Option or (B) by written notice within such 15-day period rejects the First Option in whole or in part, the Transferor shall offer to sell (the "Second Option") the shares not to be so purchased to the other record Holders (the "Option Holders") at the same price per share and for consideration consisting of (x) cash in an amount equal to the amount of cash proposed to be paid by the proposed transferee and (y) cash or non-cash consideration, if any, having an equivalent value (determined as provided above) with the non-cash consideration proposed to be paid by the proposed transferee; provided, however, that the Transferor shall not be obligated to offer such shares to any record Holder who is not an Accredited Investor. The Option Holders may purchase the shares so offered in the proportions upon which they mutually agree, or, if they are unable to agree upon an allocation of such shares among themselves, then in proportion to the number of shares of Fully-Diluted Common Stock owned by each such Option Holder who wishes to participate in the purchase of such shares pursuant to the Second Option. The Second Option may be accepted by one or more of such Option Holders by written notice delivered to the Transferor within 30 days after receipt of the Transferor's Notice. Unless, through exercise of the First Option and/or the Second Option, all the securities proposed to be transferred in the Transferor's Notice are to be acquired by the Company and/or the Option Holders, the Transferor may transfer, subject to paragraph (b) below, all shares covered by the Transferor's Notice to the proposed transferee in accordance with the terms of such transfer set forth in the Transferor's Notice; provided, however,
                                                             --------  -------
     that such transfer must occur no later than 75 days after the date the Transferor's Notice was received by the Company or five days after the expiration or termination of any waiting period applicable to such transfer pursuant to the HSR Act, whichever is later. If the First Option and/or the Second Option, as the case may be, is accepted in a manner such that all shares covered by the Transferor's Notice are to be purchased, the Transferor shall transfer all such shares (free of all liens and encumbrances except this Agreement, all as reasonably determined by the Company) to the respective purchasers thereof within 20 days after the date such offer is accepted by the Company and/or Option Holders, whichever is later, against delivery by the purchaser of the consideration payable to the Transferor as set forth in the Transferor's Notice; provided that, if
                                                             --------
     the HSR Act is applicable to the First Option or the Second Option, such date shall be extended to the date which is five days after the date the applicable waiting period expires or is terminated.

     (b)  Co-Sale Rights.  The Transferor's Notice delivered pursuant to
          --------------
paragraph (a) above shall also state (the "Participation Offer") that, in lieu of exercising the Second Option, or if less than all the shares proposed to be sold by the Transferor are to be purchased as a result of the exercise of the First Option and/or the Second Option, each Option Holder may request to have included in the proposed transfer a portion of its Common Stock and (if Common Stock Equivalents are proposed to be transferred by the Transferor or if the proposed transferee otherwise consents) Common Stock Equivalents (on an as-converted or as-exercised basis) which represent the same percentage of such Holder's Fully-Diluted Common Stock as the securities proposed to be transferred by the Transferor represents of its Fully-Diluted Common Stock; provided, that,
                                                                --------
if the proposed consideration for such shares includes securities and such transaction is to be effected by a private placement to Accredited Investors, no Option Holder who is not an Accredited Investor shall have the right to be included in such proposed transfer. The Participation Offer shall be conditioned upon the execution and delivery by each Option Holder that accepts the Participation Offer of all agreements and other documents as the Transferor is required to execute and deliver in connection with such proposed transfer. If the First Option and/or Second Option is not exercised with respect to all the securities proposed to be transferred by the Transferor and any Option Holder shall accept the Participation Offer, the Transferor shall reduce, to the extent necessary, the number of shares of Common Stock or Common Stock Equivalents it otherwise would have sold in the proposed transfer so as to permit those Option Holders who have accepted the Participation Offer to sell the number of shares of Common Stock and/or Common Stock Equivalents, if applicable, that they are entitled to sell under this Section 5(b), and the Transferor and such Option Holders shall transfer the number of shares of Common Stock and/or, if applicable, Common Stock Equivalents specified in the Participation Offer to the proposed transferee in accordance with the terms of such

Participation Offer. Notwithstanding the foregoing, if the transferee refuses to purchase any Common Stock and/or Common Stock Equivalents, if applicable, proposed to be sold by each Option Holder that accepts the Participation Offer, the Transferor shall be prohibited from consummating the transfer in respect of which the Participation Offer was made.

     SECTION 6.  Exceptions.  In no event shall any exchange, reclassification,
                 ----------
or other conversion of shares of Common Stock or Common Stock Equivalents into any cash, securities, or other property pursuant to a recapitalization or a merger or consolidation of the Company or any Subsidiary of the Company with, or any sale or transfer by the Company or any Subsidiary of the Company of all or substantially all its assets to, any Person (a "Corporate Transaction") constitute a transfer of shares of Common Stock or Common Stock Equivalents for purposes of Sections 4 and 5. In addition, Sections 4 and 5 hereof shall not apply to (i) any sale, transfer, exchange, or other disposition of shares of Common Stock or Common Stock Equivalents by Wells Fargo or the Loomis Stockholders Trust to or between their respective direct or indirect Subsidiaries, trust beneficiaries, limited partners or any Affiliate; (ii) any transfer or other disposition of Common Stock or Common Stock Equivalents by a Holder who is an individual to his spouse or direct descendants, to a trust for the benefit thereof, or to any 401(K) or other self-directed plan subject to the Internal Revenue Code of 1986, as amended, or successor statutes, for the benefit of such individual; or (iii) any sale or other disposition pursuant to an offering registered under the Securities Act.

     SECTION 7.  Registration Rights.
                 -------------------

     (a)  Right to Piggyback.  Each time the Company proposes to register any of
          ------------------
its Common Stock under the Securities Act for cash sale through an underwriter or underwriters (other than through a holder of Common Stock who may be deemed a statutory underwriter) and the registration form to be used may be used for the registration of Registrable Shares, the Company shall give prompt written notice to the record Holders of Registrable Shares of its intention to effect such a registration (which notice shall be given not less than 20 days prior to the date the registration statement is first filed) and such notice shall offer such record Holders (the "Entitled Holders") the opportunity to have any or all of the Registrable Shares included in such registration statement, subject to the limitations contained in Section 7(b). The Entitled Holders desiring to have their Registrable Shares registered under this Section 7 will so advise the Company in writing within 10 days after the date of receipt of such notice from the Company. Subject to Section 7(b) below, the

Company shall include in such registration statement all such Registrable Shares so requested to be included therein; provided, however, that the Company may at
                                     --------  -------
any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other shares of Common Stock originally proposed to be registered; provided, further,
                                                             --------  -------
that until the earliest to occur of the events specified in Section 11, each of Wells Fargo and the Loomis Stockholders Trust must consent in writing to the number of shares of Common Stock to be included in such registration by each Holder.

     (b)  Priority on Registrations.  If the managing underwriter advises the
          -------------------------
Company in writing that the number of shares of Common Stock requested to be included in the registration by all Persons (including the Company) exceeds the number of shares of Common Stock which can be sold in such offering without having an adverse effect on such offering, including without limitation, the price at which such shares can be sold (the "Maximum Offering Size"), the Company will be obligated to include in such registration only (i) first, any
                                                                   -----
and all shares of Common Stock for sale by the Company, (ii) second, to the
                                                             ------
extent the Maximum Offering Size exceeds the number of shares to be offered by the Company, each of Wells Fargo, on the one hand, and the Loomis Stockholders Trust (or beneficiaries thereof), on the other hand, shall be entitled to include one-half of such available shares in the registration and (iii) third,
                                                                        -----
to the extent of any remaining shares which may be sold in such offering, pro rata among any other shares of Common Stock requested to be included pursuant to any other registration rights that may have been, or may hereafter be, granted by the Company (on the basis of the total number of shares of Common Stock that each holder has requested to be registered). No Person may participate in any registration hereunder unless such Person (x) agrees to sell such Person's Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

     (c)  Holdback Agreement.  Unless the managing underwriter otherwise
          ------------------
consents, each of the Entitled Holders agrees not to effect any public sale or private offer or distribution of any Common Stock or Common Stock Equivalents during the ten business days prior to any underwritten registration and during such time period after any underwritten registration (not to exceed 180 days) (except, if applicable, as part of such underwritten registration) as the Company and the managing underwriter may agree.

     (d)  Registration Procedures.  Whenever the Entitled Holders have requested
          -----------------------
that any Registrable Shares be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (i) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become effective;

          (ii) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (iii) modify, at the request of any seller of Registrable Shares, any information contained in such registration statement, amendment and supplement thereto pertaining to such seller if such modification would be required in order that the prospectus not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (iv) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

          (v) use its commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Shares owned by such seller in such jurisdictions (provided, however, that the
                                                 --------  -------
     Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process or taxation in any such jurisdiction);

          (vi) notify each seller of Registrable Shares promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (vii) notify each seller of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information or, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any other event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (viii) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

          (ix) enter into such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration; and

          (x) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     (e)  Suspension of Dispositions. Each Entitled Holder agrees by acquisition
          --------------------------
of any Registrable Shares that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind which, in the opinion of the Company, requires the amendment or supplement of any prospectus, such Entitled Holder will forthwith discontinue disposition of Registrable Shares until such Entitled Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Entitled Holder will deliver to the Company all copies, other than permanent file copies then in such Entitled Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 7(d)(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice.

     (f)  Registration Expenses.  All expenses incident to the Company's
          ---------------------
performance of or compliance with this Section 7 including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), internal expenses of the Company, rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depositary Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Shares), messenger and delivery expenses, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, reasonable fees and expenses of up to one counsel for the Entitled Holders participating in the offering, and fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company whether or not any registration statement becomes effective; provided that in no event shall Registration Expenses include any
           --------
underwriting discounts or commissions attributable to the sale of the Registrable Shares or fees and expenses of any counsel (other than as permitted above), accountants, or other persons retained or employed by the Entitled Holders.

     (g)  Indemnification.
          ---------------

          (i) The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Shares, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) (collectively, the "Seller Affiliates") (A) against all losses, claims, damages, liabilities and expenses, joint or several (including, without limitation, attorneys' fees except as limited by subparagraph (iii) below) arising out of or caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, and (C) against any and all costs and expenses (including reasonable fees and disbursements of legal counsel and other agents) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; except insofar as the same are made in reliance upon and in strict conformity with information furnished in writing to the Company by such seller or any Seller Affiliate for use therein or by such seller or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 7(g)(i) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

          (ii) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify the Company, its directors, and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, and expenses (including, without limitation, attorneys' fees except as limited by subparagraph (iii) below) resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement, or omission or alleged omission, is contained in any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates; provided that the obligation to indemnify will be several,
                   --------
not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

          (iii) Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (B) unless in such indemnified party's reasonable judgment a material conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with legal counsel reasonably satisfactory to the indemnified party; provided, however,
                                                          --------  -------
that any Person entitled to indemnification hereunder shall have the right to employ separate legal counsel and to participate in the defense of such claim, but the fees and expenses of such legal counsel shall be at the expense of such Person unless (X) the indemnifying party has agreed to pay such fees or expenses, or (Y) the indemnifying party shall have failed to assume (or shall not be permitted to assume such defense pursuant to clause (B) above) the defense of such claim and employ legal counsel reasonably satisfactory to such Person. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one legal counsel for all parties indemnified by such indemnifying party with respect to such claim (and one local counsel in each jurisdiction where engagement of local counsel is necessary to defend such claim), unless in the reasonable judgment of any indemnified party, a material conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (iv) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7(g)(i) or Section 7(g)(ii) are unavailable or insufficient (other than in accordance with the terms thereof) to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(g)(iv) were determined by pro rata allocation (even if the Entitled Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(g)(iv). The amount paid or payable by an indemnified party as result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7(g)(iii), defending any such action or claim. Notwithstanding the provisions of this Section 7(g)(iv), no Entitled Holder shall be required to contribute an amount greater than the dollar amount of the proceeds received by such Entitled Holder with respect to the sale of any Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Entitled Holders' obligations in this Section 7(g)(iv) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

          (v) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     SECTION 8.  Other Transfer Restrictions.
                 ---------------------------

     (a)  Restrictions.  Unless this section of this Agreement shall have been
          ------------
earlier terminated pursuant to Section 11 hereof, neither Wells Fargo nor the Loomis Stockholders Trust shall sell or otherwise transfer or dispose of any shares of Common Stock without the prior written consent of the other except (i) for a period of three years following the date of this Agreement, pursuant to
Section 7 of this Agreement, or (ii) after such three year period, in accordance with Sections 5 through 7 of this Agreement; provided, however, that nothing in
                                             --------  -------
this Agreement shall prohibit Borg-Warner or Wells Fargo from pledging shares of Common Stock as security for indebtedness of Borg-Warner or Wells Fargo for borrowed money. In addition, other than (i) transfers to the public pursuant to an effective registration statement under the Securities Act and (ii) sales pursuant to Rule 144A and to the public pursuant to Rule 144 or any similar rule under the Securities Act, each Holder, as a condition to the effectiveness of a transfer of Common Stock or Common Stock Equivalents shall cause the proposed transferee of such Common Stock or Common Stock Equivalents to agree, pursuant to a written agreement reasonably satisfactory to the Company, to take and hold such Common Stock or Common Stock Equivalents subject to the provisions and upon the conditions specified in this Agreement.

     (b)  Legends.  Each certificate evidencing shares of Common Stock or Common
          -------
Stock Equivalents subject to this Agreement and each certificate issued to any subsequent transferee of such shares of Common Stock or Common Stock Equivalents, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE

     ASSIGNED, EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) PURSUANT TO RULES 144 OR 144A UNDER SUCH ACT, OR (iii) UPON THE FURNISHING TO THE COMPANY BY THE HOLDER OF THIS CERTIFICATE OF AN OPINION OF COUNSEL (OR OTHER EVIDENCE) SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS NOT REQUIRED TO BE REGISTERED UNDER SUCH ACT OR ANY APPLICABLE "BLUE SKY" LAWS.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF JANUARY 24, 1997, WHICH CONTAINS CERTAIN PROVISIONS REGARDING THE VOTING OF THESE SECURITIES AND CERTAIN RESTRICTIONS ON THE TRANSFER OF THESE SECURITIES, INCLUDING A RIGHT OF FIRST REFUSAL. A COPY OF THE STOCKHOLDERS AGREEMENT MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

     (c)  Termination of Certain Restrictions.  The legend as to securities law
          -----------------------------------
compliance required by Section 8(b) shall terminate (i) when and so long as such shares of Common Stock or Common Stock Equivalents shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) if requested by the Company, when the Company shall have received an opinion of counsel satisfactory to it that such securities may be transferred without registration thereof under the Securities Act and that such legend may be removed. The legend as to the applicable provisions of this Agreement required by Section 8(b) shall terminate (A) upon the termination of this Agreement or
(B) upon the valid transfer of such securities to a transferee who is not required to agree to take and hold such shares subject to the provisions of this Agreement. Whenever the legend requirements of Section 8(b) shall terminate as to any shares, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate evidencing such shares not bearing the restrictive legend set forth in Section 8(b) hereof.

     (d)  Nonconforming Transfers Void.  Any purported transfer which is not
          ----------------------------
effected in compliance with the foregoing provisions of this Section 8 shall be void ab initio and of no force or effect whatsoever.
     ---------

     SECTION 9.  Furnishing of Information; Access to Information.  (a)  The
                 ------------------------------------------------
Company will furnish the information to each Holder, which is the holder of record of 10% or greater of the Fully-Diluted Common Stock (a "Significant Holder"):

          (i) as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its Subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company, and a Company prepared comparison to the Company's budget for such year;

          (ii) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its Subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and the Company's budget then in effect and approved by its Board of Directors, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles;

          (iii) as soon as practicable after the end of each month and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries, if any, as at the end of such month and consolidated statements of income and cash flows of the Company and its Subsidiaries, for each month and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments, prepared in accordance with generally accepted accounting principles consistently applied and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's budget then in effect and approved by its Board of Directors; and

          (iv) annually (and in any event no later than ten (10) days after adoption by the Board of Directors of the Company) the financial plan of the Company, in such manner and form as approved by the Board of Directors of the Company, which financial plan shall include at least a projection of income and a projected cash flow statement for each fiscal quarter in such fiscal year and a projected balance sheet as of the end of each fiscal quarter in such fiscal year. Any material changes in such business plan shall be delivered to each Significant Holder as promptly as practicable after such changes have been approved by the Board of Directors of the Company.

     (b) The Company will permit any Significant Holder (or a representative of any Significant Holder) to visit and inspect any of the properties of the Company, including its books of account and other records (and make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request; provided, however, that the Company shall not be obligated to provide
--------  -------
information which it deems in good faith to be proprietary.

     SECTION 10.  (a)   Confidentiality.  Each of Wells Fargo and the Loomis
                       ----------------
Stockholders Trust hereby acknowledges that it has access to Confidential Information (as defined in paragraph (b) below) of the Company and that Borg-Warner, the parent company of Wells Fargo, is subject to the reporting and disclosure requirements imposed by federal securities law and by the rules of the self regulatory organizations governing the exchanges on which Borg-Warner's securities are traded. Each of Wells Fargo and the Loomis Stockholders Trust agrees that, without the Company's prior written consent it will not, and it will cause its Subsidiaries and its and their respective officers, directors, employees, agents and representatives not to, use, reveal, divulge, disclose or otherwise communicate to any Person, in any manner whatsoever, other than its Subsidiaries and Affiliates, any Confidential Information.

     (b) As used in Section 10(a), the term "Confidential Information" means information of any kind, nature or description with respect to the Company, that is known to Wells Fargo or the Loomis Stockholders Trust as a consequence of the ownership of the Common Stock and which information is not generally known within the industry in which the Company operates. Confidential information includes, without limitation, information concerning products, product pricing, sales and marketing methods or procedures, business methods or procedures, financial affairs, agency relationships, customer relationships, regulatory relationships, business plans and similar proprietary information relating to the Company. Notwithstanding anything herein to the contrary, no information shall be deemed to be Confidential Information if (i) such information is generally known in the industry in which the Company operates, other than through a violation of this Agreement, (ii) such information not previously known to Wells Fargo or the Loomis Stockholders Trust, as the case may be, becomes available to Wells Fargo or the Loomis Stockholders Trust, as the case may be, after the date hereof on a non-confidential basis from a person that Wells Fargo or the Loomis Stockholders Trust, as the case may be, does not have reason to believe, after due inquiry, (x) is bound by a confidentiality agreement with the Company or (y) is otherwise prohibited from transmitting the information to Wells Fargo or the Loomis Stockholders Trust, as the case may be, by a contractual, legal or fiduciary obligation. Nothing contained in this
Section 10 shall prohibit Borg-Warner, Wells Fargo or the Loomis Stockholders Trust or their respective Subsidiaries from disclosing Confidential Information
(A) that is required by judicial or administrative process or other requirements of law (including but not limited to the federal securities laws) or, in the case of Borg-Warner, the rules of the self regulatory organizations governing the exchanges on which Borg-Warner's securities are traded, (B) that is reasonably requested to be disclosed by any court or governmental authority having jurisdiction over any of them, provided that a party reasonably requested
                                      --------
to disclose such information shall provide the Company with prompt written notice in advance of such disclosure so that the Company may determine whether to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 10, and (C) to their respective directors, officers, employees, agents, counsel, investment advisers or representatives in the normal course of the performance of their duties or to any financial institution providing credit to Borg-Warner or Wells Fargo or any of their Affiliates or to the Loomis Stockholders Trust, so long as such persons are informed by such party of the confidential nature of such information and are directed by such party to treat such information confidentially. In connection with any such disclosure, each of Wells Fargo and the Loomis Stockholders Trust agrees that, if so requested by the Company and at the Company's sole cost and expense, it will use its reasonable efforts to obtain reasonable assurances that confidential treatment will be accorded the Confidential Information.

     SECTION 11.  Termination.  The provisions of this Agreement, other than
                  -----------
Sections 7, 9, 13(a) and 14 of this Agreement (which shall continue to remain in full force and effect), shall terminate upon the earliest to occur of (i) the consummation of an underwritten public offering or series of offerings pursuant to an effective registration statement under the Securities Act for cash of Common Stock producing aggregate gross proceeds to the Company and any Holders selling shares of Common Stock thereunder of at least $100 million, (ii) the sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with any Person as a result of which the Holders hold less than 35% of the Common Stock, (iii) the date one year after the date of a Change of Control of Borg-Warner, (iv) the foreclosure on or forced sale of at least 50% of the Common Stock held by Wells Fargo on the date of this Agreement by any lender of Borg-Warner or Wells Fargo, and (v) the date any Holder and its Affiliates become the beneficial owners of all of the outstanding Common Stock.

     SECTION 12.  Publicity.  The Company will consult with Wells Fargo and the
                  ---------
Loomis Stockholders Trust and will mutually agree (the agreement of each party to be timely given and not to be unreasonably withheld) upon the content and timing of any press release or other public statements with respect to the Company, and shall not issue any such press release or make any such public statement prior to such consultation and agreement, except as may be required by applicable law or by obligations pursuant to any listing agreement with any securities exchange or any securities exchange regulations, if any.

     SECTION 13.  Other Covenants.
                  ---------------

     (a)  Directors & Officers Insurance.  The Company hereby covenants and
          ------------------------------
agrees that it shall, as soon as practicable following the date of this Agreement (but in any event no later than 30 days following the date hereof) purchase and maintain insurance for the benefit of the directors and officers of the Company in their capacity as such, on terms and in such amounts as determined reasonably adequate by the Board of Directors of the Company.

     (b)  Transfer Restrictions on Wingate.  Unless this Section 13(b) has
          --------------------------------
earlier terminated pursuant to Section 11 hereof, Wingate hereby agrees that for a period of three years following the date of this Agreement, Wingate will not sell, transfer or otherwise dispose of its Units in the Loomis Stockholders Trust.

     SECTION 14.  Reserve.
                  -------

     (a) The parties hereto acknowledge that, pursuant to the Stock Contribution Agreement, the Excess Claims Assumption Agreement and this Agreement (collectively, the "LST Indemnity Agreements"), the Loomis Stockholders Trust has certain indemnity and other obligations (whether accrued, contingent, absolute, determined, determinable or otherwise, collectively, the "LST Obligations"; provided that the LST Obligations arising directly or indirectly under Sections 12.1(a), 12.3(b) and 12.4(b) of the Contribution Agreement shall be limited as provided in Sections 12.1(b), (c), (d) and (e); 12.4(c); 12.6(b) and 13.12 of the Contribution Agreement) owing to the Company and other Persons. As used in this Section 14, the "LST Representative" shall be Wingate.

     (b) Except as otherwise provided in this Section 14, the Loomis Stockholders Trust may not distribute, sell, pledge, transfer or otherwise dispose of any of the shares of Common Stock held by it or any of its interest in the Loomis Casualty and Employee Claims Trust or the Loomis Indemnity Trust (collectively, the "Trust Interest") prior to full satisfaction, performance and discharge of the LST Obligations. Notwithstanding the foregoing, but subject to the other provisions of this Agreement, after the third anniversary of the date hereof, the Loomis Stockholders Trust may distribute, sell, pledge, transfer or otherwise dispose of the shares of Common Stock held by it and the Trust Interest if adequate provision has been made for the full satisfaction, performance and discharge of the LST Obligations, which such adequate provision (the "Reserve") shall consist of cash, a letter of credit or similar instrument or shares of Common Stock or any combination thereof.

     (c) (i) If prior to the third anniversary of the date hereof, there is an involuntary event giving rise to a Dissolution Triggering Date (as defined in the Loomis Stockholder Trust Business Trust Agreement), as promptly as practicable after receipt of notice of such event, the Company shall propose to the LST Representative the Reserve to be established reasonably satisfactory to the Company. If the LST Representative and the Company are unable to agree on such Reserve, the LST Representative shall have the right to request that the reasonableness of the Reserve to be established be resolved by arbitration pursuant to paragraph (f) of this Section 14; provided, that the LST Representative shall have the burden of proving that the Reserve proposed by the Company to be established is not reasonable.

          (ii) From and after the third anniversary of the date hereof, if the Reserve has not theretofore been established and if the LST Representative so requests, the Company and the LST Representative shall negotiate in good faith to enter into a mutually acceptable arrangement pursuant to which the Reserve will be established.

     (d) The amount of the Reserve shall take into account all relevant factors including, among other things, (i) the LST Obligations in respect of the indemnity and financial obligations of the Loomis Stockholders Trust contained in the Excess Claims Assumption Agreement and the corpus, if any, in the Loomis Indemnity Trust and (ii) the number of Eligible Options (as defined in the Stock Contribution Agreement) outstanding to acquire shares of Common Stock.

     (e)  For purposes of negotiations conducted pursuant to this Section 14,
(i) the Company shall be represented by a committee of members of the Board of Directors of the Company that are not participants in, and have not been designated by participants in, the Loomis Stockholders Trust (the "Company Representative") and (ii) the Loomis Stockholders Trust shall be represented by the LST Representative. Each of the Company Representative and the LST Representative shall consult with such experts and advisors as such representative shall deem appropriate.

     (f) In the event that the Company Representative and the LST Representative are unable to reach agreement on the amount of the Reserve within 90 days after the commencement of good faith negotiations thereon, either representative may request that the resolution thereof be determined by arbitration. Each of the Company Representative and the LST Representative shall submit to the arbitrators its proposed amount of the Reserve; provided that the
                                                              --------
Company Representative and LST Representative may designate in writing to the arbitrators any items as to which such representatives are in agreement, in which case, the arbitrators shall only resolve those items which are in dispute. The amount of the Reserve determined by the arbitrators shall not be more than the amount proposed by the Company Representative nor less than the amount proposed by the LST Representative. The arbitration shall be held in such place as is determined by the arbitrators, pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be heard before three arbitrators, each experienced in the matters at issue, one selected by the Company Representative, one selected by the LST Representative and the third selected by the first two arbitrators. The arbitrators shall consult with such experts and advisors as they shall deem appropriate. The parties agree that the decision of the arbitrators pursuant to this Section 14 shall be final and nonappealable and may be enforced by either the Company or the Loomis Stockholders Trust, as the case may be, in any court of record having jurisdiction over the subject matter or over any of the parties to this Agreement. The cost and expenses of each of the parties in connection with such arbitration shall be borne (i) by the Company, if the difference between the amount of the Reserve proposed by the Company Representative and the amount of the Reserve as finally determined by the arbitrators is greater than or equal to the difference between the amount of the Reserve proposed by the LST Representative and the amount of the Reserve as finally determined by the arbitrators and (ii) by the Loomis Stockholders Trust, if the second difference is greater than the first difference.

     (g) After the establishment of the Reserve (but not more than once in any 12-month period), at the request of the LST Representative, the amount of the Reserve, and the property which constitutes adequate provision therefor, shall be re-evaluated in good faith by the Company and the LST Representative applying the provisions of Sections 14(d), to the extent applicable, (e) and (f) above in order to arrive at a new determination of the Reserve.

     (h) The parties hereto agree that they will, and agree to cause their respective employees, experts and advisors to, cooperate with and assist the arbitrators, including without limitation the making available to the extent necessary of books, records, work papers and personnel.

     (i) The Loomis Stockholders Trust hereby agrees not to take any actions inconsistent with this Agreement, the LST Obligations and the provisions of the LST Indemnity Agreements. The Loomis Stockholders Trust agrees that it will provide 10 business days prior written notice to the Company and Borg-Warner of any proposed amendment or modification of the Loomis Stockholders Trust.

     (j) Wingate, in its capacity as a holder of interests in the Loomis Stockholders Trust, hereby agrees not to take, and not to cause or permit the Loomis Stockholders Trust to take, any actions inconsistent with this Agreement, the LST Obligations and the provisions of the LST Indemnity Agreements and will not vote its Units in the Loomis Stockholders Trust, or otherwise consent, to terminate the Loomis Stockholders Trust prior to three years from the date hereof.

     SECTION 15.  Miscellaneous.
                  -------------

     (a)  Remedies.  Any Person having rights under any provision of this
          --------
Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law or otherwise available to such Persons.

     (b)  Amendments and Waivers.  The provisions of this Agreement may be
          ----------------------
amended or waived at any time by the written agreement of the Company, Wells Fargo and the Loomis Stockholders Trust.

     (c)  Assignment; Successor and Assigns.  No Person may assign any of its
          ---------------------------------
rights or obligations under this Agreement (except in connection with sales and transfers of Common Stock which are subject to, and permitted by the provisions of, this Agreement). This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors.

     (d)  Notices.  All notices, requests, consents, or other communications
          -------
required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given or delivered by any party (i) when received by such party if delivered by hand, (ii) upon confirmation when delivered by telecopy, (iii) within one day after being sent by recognized overnight delivery service, or (iv) within five business days after being mailed by first-class mail, postage prepaid, and in each case addressed as follows:

          (i)  If to the Company:

               Loomis, Fargo & Co.
               16225 Park Ten Place
               Houston, Texas  77084
               Attention:  James K. Jennings, Jr.
               Telecopy No.: (281) 647-5699
                 with a copy to:

                 Weil, Gotshal & Manges LLP
                 100 Crescent Court, Suite 1300
                 Dallas, Texas  75201
                 Attention:  Mary R. Korby
                 Telecopy No.:  (214) 746-7777

          (ii)   If to Wells Fargo:

                 c/o Borg-Warner Security Corporation
                 200 South Michigan Avenue
                 Chicago, Illinois  60604
                 Attention:  J. Joe Adorjan
                 Telecopy No.:  (312) 322-8629

                 with a copy to:

                 Davis Polk & Wardwell
                 450 Lexington Avenue
                 New York, New York  10017
                 Attention:  William Rosoff, Esq.
                 Telecopy No.:  (212) 450-5954

          (iii)  If to the Loomis Stockholders Trust or Wingate:

                 c/o Wingate Partners, L.P.
                 750 N. St. Paul Street
                 Suite 1200
                 Dallas, Texas  75201
                 Attention:  Frederick B. Hegi, Jr.
                 Telecopy No.:  (214) 871-8799
               with a copy to:

               Weil, Gotshal & Manges LLP
               100 Crescent Court, Suite 1300
               Dallas, Texas  75201
               Attention:  Mary R. Korby
               Telecopy No.:  (214) 746-7777

       (iv) If to any Holder other than Wells Fargo or the Loomis Stockholders Trust at such Person's address set forth on such Holder's signature pages hereto or, if not so set forth, as reflected in the Company's records.

     Any party by written notice to the other parties pursuant to this Section may change the address or the Persons to whom notices or copies thereof shall be directed.

     (e)  Construction.  This Agreement shall be construed and enforced in
          ------------
accordance with and governed by the internal substantive laws of the State of New York, without regard to principles of conflict of laws.

     (f)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument.

     (g)  Severability. Whenever possible, each provision of this Agreement will
          ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (h)  Relationship of the Holders.  Nothing herein contained shall be
          ---------------------------
construed to constitute any Holder as the agent or partner of the Company or of any other Holder, and no Holder shall have the power or authority to assume or create any obligation or responsibility whatsoever, express or implied, on behalf of or in the name of the others, to bind the others in any manner, or to make any representation, warranty or commitment on behalf of the other except as expressly contemplated hereby.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first set forth above.

                         LOOMIS, FARGO & CO.


                         By:/s/ James K. Jennings, Jr.
                            ----------------------------------
                              James K. Jennings, Jr.
                              Executive Vice President


                         WELLS FARGO ARMORED SERVICE CORPORATION



                         By:/s/ T M Wood
                            ----------------------------------
                              Timothy M. Wood
                              Vice President


                         LOOMIS STOCKHOLDERS TRUST



                         By:/s/ F.B. Hegi, Jr
                            ----------------------------------
                              Frederick B. Hegi, Jr.,
                              Manager

                         WINGATE PARTNERS, L.P.

                         By:  WINGATE MANAGEMENT COMPANY, L.P.,
                              its general partner


                              By:/s/ F.B. Hegi, Jr
                                 -----------------------------
                                    Frederick B. Hegi, Jr.
                                    General Partner

                                   EXHIBIT A
                                   ---------

                            Instrument of Accession
                            -----------------------

     Reference is made to that certain Stockholders Agreement, dated as of January 24, 1997, a copy of which is attached hereto (as amended and in effect from time to time, the "Stockholders Agreement"), among Loomis, Fargo & Co., a
                        ----------------------
Delaware corporation (the "Company"), and the persons set forth therein.
                           -------

     The undersigned, ________________________, in order to become the owner or holder of ________ shares of _______________, $0.01 par value per share, of the Company, hereby agrees that by the undersigned's execution hereof the undersigned is a party to the Stockholders Agreement subject to all of the restrictions, conditions and obligations applicable to stockholders set forth in the Stockholders Agreement. This Instrument of Accession shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

     Executed as of the date set forth below under the laws of the State of New York.

                              Signature:_____________________________

                              Address:    ___________________________
                                          ___________________________
                                          ___________________________

                              Date:__________________________________

ACCEPTED:

LOOMIS, FARGO & CO.


By:__________________________
Name:________________________
Title:_______________________

Date:________________________